SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 21, 2005

                                 Date of Report
                        (Date of earliest event reported)

                       NEW BRUNSWICK SCIENTIFIC CO., INC.

               (Exact Name of Registrant as Specified in Charter)

     NEW  JERSEY                    0-6994                         22-1630072

  (State  or  Other  Jurisdiction  of          (Commission  File  Number)
(IRS  Employer  Identification  No.)
     Incorporation)


          44  TALMADGE  ROAD,  EDISON,  NJ                         08818-4005
       (Address  of  Principal  Executive Offices)                    (ZIP Code)


          Registrant's  telephone  number,  including area code:  (732) 287-1200

          (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)







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ITEM  2.02.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

New Brunswick Scientific Co., Inc. ("NBS" or the "Company") is in the process of preparing a restatement of its consolidated financial statements for the 2001, 2002 and 2003 annual periods as well as for the 2003 quarters and the 2004 quarters through October 2, 2004. We plan to file these financial statements in our 2004 Form 10-K with the U.S. Securities and Exchange Commission ("SEC") as soon as practicable. Item 4.02 contains additional information about the restatement of our financial statements.

The restatements discussed in Item 4.02, which relate to three interest rate swap agreements entered into in 1999 and 2004 to fix the interest rate of variable rate debt incurred principally for acquisitions in 1999 and 2003, will not impact our income (loss) from operations or cash in any of the above periods.

The information in this Item 2.02 is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

ITEM  4.02.  NON-RELIANCE  ON  PREVIOUSLY  ISSUED  FINANCIAL  STATEMENTS.

On March 16, 2005, the audit committee of our board of directors agreed with recommendations from senior management and concluded that our previously issued financial statements for the 2001, 2002 and 2003 annual periods as well as for the 2003 quarters and the 2004 quarters through October 2, 2004, should no longer be relied upon and should be restated. This restatement results from the misapplication of SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" as it applies to three interest rate swaps that were entered into in 1999 and 2004 to fix the interest rates on variable-rate debt incurred primarily for acquisitions in 1999 and 2003 under our bank credit agreement. These interest rate swaps were not previously disclosed or accounted for.

The restatement, which will not affect income (loss) from operations or cash in any period, is expected to increase interest expense for the years ended December 31, 2001 and 2002 and decrease interest expense for the year ended
December 31, 2003 and for the nine-month period ended October 2, 2004. The after tax effect of these changes are estimated as follows (unaudited): 2001 - $(117,000), 2002 - $(172,000), 2003 - $103,000 and 2004 (through October 2,
2004) - $103,000. In addition, 2001 will reflect the cumulative effect of a change in accounting principle of approximately $(129,000), net of tax, relating to the adoption of SFAS No. 133. A brief background and description of this misstatement and senior management's and the audit committee's conclusion follows.

The interest rate swaps were not properly designated as effective cash flow hedges, as defined by SFAS No. 133 which went into effect in 2001. If properly designated, the Company believes the changes in the fair value of the swaps could have been accounted for as a component of accumulated other comprehensive income (loss) in the balance sheet, since, in all other respects, they met derivative effectiveness testing requirements. However, since they were not properly designated, the accounting rules require the changes in the fair value of the swaps to be recorded as a change to interest expense in each period's statement of operations.

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Members  of our audit committee have discussed the matters disclosed within this filing with our independent auditors. Our independent auditors are currently reviewing our proposed revisions to our financial statements and related footnote disclosures. We plan to file the restated financial statements in our 2004 Form 10-K with the SEC as soon as practicable.

The information in this report relating to the proposed revisions to our financial statements constitutes "forward-looking statements". As noted above, these proposed revisions are currently being reviewed by our independent auditors and are subject to change based on such review.



ITEM  9.01  EXHIBITS

     (a) A copy of the Company's press release, issued March 21, 2005 is filed herewith, relating to the matters disclosed in Item 2.02 above.




                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.

Date:  March  21,  2005                         By:     /s/Samuel  Eichenbaum

                                        Samuel  Eichenbaum
                                        Vice  President,  Finance  and
                                        Chief  Financial  Officer



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EXHIBIT

                       NEW BRUNSWICK SCIENTIFIC CO., INC.
           P.O. Box 4005 - 44 Talmadge Road - Edison, NJ 08818-4005 U.S.A.



INVESTOR  CONTACTS:

Samuel  Eichenbaum                              Matthew  J.  Dennis,  CFA
Vice  President,  Finance  and  Treasurer       NBS  Investor  Relations
New  Brunswick  Scientific  Co.,  Inc.          Clear  Perspective  Group,  LLC
732.650.2500                                    440.353.0552
same@nbsc.com                                   mdennis@cpg-llc.com


                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


New  Brunswick  Scientific  Co.,  Inc.,  to  Restate  Financial  Statements

EDISON, NEW JERSEY, MARCH 21, 2005-New Brunswick Scientific Co., Inc. (NBS) (NASDAQ:NBSC), today announced that it will restate its financial statements for the 2001, 2002 and 2003 annual periods as well as for the 2003 quarters and 2004 quarters through October 2, 2004, to properly reflect three interest rate swap agreements entered into in 1999 and 2004 to fix the interest rates on variable-rate debt incurred primarily for acquisitions in 1999 and 2003 under its bank credit agreement.

The interest rate swaps were not previously disclosed or accounted for and were not properly designated as effective cash flow hedges, as defined by the accounting rules for derivatives that went into effect in 2001 ("SFAS No. 133"). If properly designated, the Company believes the changes in the fair value of the swaps could have been accounted for as a component of other comprehensive income (loss) in the balance sheet, since, in all other respects, they met derivative effectiveness testing requirements. However, since they were not properly designated, the accounting rules require the changes in the fair value of the swaps to be recorded as a change in interest expense in each period's statement of operations.

The restatement, which will not affect income (loss) from operations or cash in any period, is expected to increase interest expense in the 2001 and 2002 annual periods and decrease interest expense in the 2003 annual period and the 2004 nine-month period through October 2, 2004. The after tax effect of these changes are estimated as follows (unaudited): 2001 - $(117,000), 2002 - $(172,000), 2003 - $103,000 and 2004 (through October 2, 2004) - $103,000. In addition, 2001 will reflect the cumulative effect of a change in accounting principle of approximately $(129,000), net of tax, relating to the adoption of SFAS No. 133.

David Freedman, the Chairman of the Company said: "The decision to restate was made after discussions with our Audit Committee and external auditors and we intend to complete the restatement as soon as practicable. The restatement results from the misapplication of a technical accounting rule. The Company does not hold or issue derivative financial instruments for trading or speculative purposes. Since the swaps were originally intended as effective hedges to lock in interest rates, the changes in fair value of the instruments could have been reflected as a component of accumulated other comprehensive income (loss) in the balance sheet if they had been properly designated as effective derivative instruments and supported by appropriate documentation in accordance with the accounting rules for derivatives."

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About  New  Brunswick  Scientific
New Brunswick Scientific Co., Inc., is a leading global provider of a comprehensive line of research equipment and scientific instrumentation for use in the life science industry. The Company's products are used in the creation, maintenance and control of physical and biochemical environments required for the growth, detection and storage of microorganisms for medical, biological and chemical applications, as well as environmental research and commercial product development. NBS is a forerunner in the research and development of pioneering equipment to meet the challenges of new areas of advancement in life science. Established in 1946, New Brunswick Scientific is headquartered in Edison, New Jersey, with sales and distribution facilities strategically located in the United States, Europe and Asia. For more information, please visit www.nbsc.com
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..

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of the Company. The forward-looking statements involve a number of risks and uncertainties, including but not limited to, changes in economic conditions, demand for the Company's products, pricing pressures, intense competition in the industries in which the Company operates, the need for the company to keep pace with technological developments and timely respond to changes in customer needs, the Company's dependence on third party suppliers, the effect on foreign sales of currency fluctuations, acceptance of new products, the labor relations of the Company and its customers and other factors identified in the Company's Securities and Exchange Commission filings. Forward-looking statements are based on management's current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from these expectations and assumptions due to changes in global political, economic, business, competitive, market, regulatory and other factors. The Company undertakes no obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise.

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